UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07921
The Bjurman, Barry Funds
(Exact name of registrant as specified in charter)

2049 Century Park East, Suite 2505, Los Angeles, CA	90067-4103

(Address of principal executive offices)	(Zip code)
Citi Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219

(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-227-7264
Date of fiscal year end: 03/31/08
Date of reporting period: 03/31/08
Item 1. Reports to Stockholders.

The Bjurman, Barry Funds
2049 Century Park East, Suite 2505
Los Angeles, CA 90067
Board of Trustees
G. Andrew Bjurman
O. Thomas Barry, III
Dann V. Angeloff
Michael D. LeRoy
Joseph E. Maiolo
William L. Wallace
Investment Adviser
Bjurman, Barry & Associates
2049 Century Park East, Suite 2505
Los Angeles, CA 90067
Distributor
Foreside Distribution Services, L.P.
100 Summer Street
Boston, MA 02110
Administrator
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219
Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
Legal Counsel
Gibson, Dunn & Crutcher LLP
333 South Grand Avenue
Los Angeles, CA 90071
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071
For Additional Information and a free Prospectus about
The Bjurman, Barry Funds call:
(800) 227-7264
or visit The Bjurman, Barry Funds’ website on the
Internet at www.bjurmanbarry.com
This report is submitted for general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objective, policies, expenses and other information.
05/08
The Bjurman,Barry.Funds
Bjurman, Barry Micro-Cap
Growth Fund
Bjurman, Barry Small Cap
Growth Fund
Bjurman, Barry Mid Cap
Growth Fund

Annual Report
March 31, 2008

The Bjurman, Barry Funds
Letter to Shareholders
To Our Shareholders:
Despite respectable market gains in the summer of 2007, stock indexes ended the twelve months ended March 31, 2008 with losses, driven down by macroeconomic concerns and heavy turmoil in credit markets. Weakening economic data and fears of a recession adversely impacted the stock market’s performance in the past six months, pushing a number of indices into bear market levels. The sell off was headed by a drop in financial stocks, as the market reacted to worsening credit conditions, and culminated with the dramatic collapse of Bear Stearns. A series of unprecedented actions by the Federal Reserve (the “Fed”) to stem the credit crunch and invigorate economic growth proved critical in calming the market.
Investors’ faded appetite for risk was apparent, disadvantaging smaller capitalization and growth stocks as the market leadership trended towards larger, more established companies. The macro environment greatly favored commodity-based industries, while housing and consumer related sectors lagged as the economic slowdown pressured discretionary spending. The market jitters centered on banks and brokerage firms, and placed finance stocks among the worst performers.
The Bjurman, Barry Micro Cap Growth Fund returned -21.69% versus -19.72% for the Russell Microcap® Growth Index1 for the twelve months ended March 31, 2008. The Fund’s sector allocation benefited from a heavy weighting in the better performing manufacturing stocks and from a smaller position in the lagging finance and consumer sectors. The Fund’s selection trailed the Index’s, however, in large part due to the disappointing performance of select high-growth industrial services and technology stocks, such as Perficient Inc, TheStreet.com, and Smith Micro Software, companies whose expected growth rates exceed 20%. The price volatility of such growth stocks was, in most cases, disconnected from their fundamentals.2
The Bjurman, Barry Small Cap Growth Fund returned -21.88% versus -8.94% for the Russell 2000® Growth Index1 for the twelve months ended March 31, 2008. Most of the Fund’s underperformance for the period came in the first quarter of 2008, as the characteristics that propelled the Fund’s better relative performance in 2007 fell deeply out of favor. The Fund’s companies were generally smaller, with an average market capitalization of $831 Mil versus the Index’s $1.4 Bil, and had higher growth rates of earnings relative to the Index, especially in technology and health care. The top performance detractors originated from these two sectors, as fast growing companies such as Divx Inc, Sigma Designs Inc, and ArthroCare Corp heavily underperformed. The Fund’s sector allocation was mildly negative as it overweighted the lagging technology sector, thus excluding the positive contribution of other better performing sectors.2
Investment Concerns:
Mid-/Small-/Micro-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure than larger more well-established companies and, historically, their stocks have experienced a greater degree of volatility.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of these Funds will fluctuate as the value of the securities in the portfolio changes.
The Bjurman, Barry Mid Cap Growth Fund returned -4.19% versus -4.55% for the Russell Midcap® Growth Index1 for the twelve months ended March 31, 2008. Although the Fund was underweighted in the top performing energy sector, it appropriately overweighted the positive performing material sector while avoiding the trailing retail, finance, and consumer sectors. The Fund’s top detractors, VeriFone Holdings and Marvel Tech Group, negatively affected its results in technology, but the Fund had otherwise better results overall than the Index, contributing to the Fund’s slight advantage over the Index for the period. The top performance contributors for the Fund were Intuitive Surgical Inc and FCN Consulting Inc.2
Investor sentiment has been predominantly negative, and the vast market uncertainty has driven valuations to very appealing levels, creating attractive buy opportunities for long-term investors. The economy is hardly out of the woods, as the uncertain fate of financials and housing has big implications for the broader market. Yet the Fed has now slashed its key fed funds rate a full three points since summer, the most aggressive easing in two decades. Although the longer-term impact of the stimulus is yet to be known, the Fed’s accommodating stance should benefit the economy sooner rather than later.
The stock market finished the first quarter of 2008 on a modestly positive note. Aided by the Fed’s moves to improve liquidity in credit markets, financial stocks staged a strong rebound in the weeks following Bear Stearns’ collapse, providing the foundation for a broad market recovery. We expect a healthier equity market performance going forward, especially for the high earnings growth stocks in the Funds, as investors look past the current environment.

O. Thomas Barry III, CFA, CIC	G. Andrew Bjurman, CFA, CIC
Co-President and Portfolio Manager	Co-President
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-227-7264.

[1]	The Russell 2000® Growth Index measures the performance of 2000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index and Russell Microcap® Growth Index measure the performance of those securities of companies in the referenced market capitalization ranges in the Russell universe with higher price-to-book ratios and higher forecasted growth values. These Indices are unmanaged and do not reflect the fees and expenses associated with a mutual fund. Investors cannot invest directly in an index.

[2]	Portfolio composition is subject to change.

Performance Information
Comparison of the Change in Value of a $10,000 Investment in the Bjurman, Barry Micro-Cap
Growth Fund, the Russell 2000® Growth Index and the Russell Microcap® Growth Index

Average Annual Total Returns	1 Year	5 Years	10 Years
Bjurman, Barry Micro-Cap Growth Fund	-21.69%	10.44%	13.16%
Russell 2000® Growth Index	-8.94%	14.24%	1.75%
Russell Microcap® Growth Index	-19.72%	11.55%	N/A

Expense Ratio*	Gross	Net
Bjurman, Barry Micro-Cap Growth Fund	1.58%	1.58%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-227-7264.
The average annual total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The above chart assumes a hypothetical initial investment of $10,000 made on March 31, 1998. Total Return is based on net change in N. A. V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.
Effective April 1, 2007 the Bjurman, Barry Micro-Cap Growth Fund changed its standardized performance benchmark from the Russell 2000® Growth Index to the Russell Microcap® Growth Index, to provide a more accurate market comparison against the Fund’s objective. However, the Russell Microcap® Growth Index did not exist before August 2000; therefore, the Fund will continue to show the Russell 2000® Growth Index as an additional historical performance benchmark. The Russell 2000® Growth Index which measures the performance of 2000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. These Indices are unmanaged and do not reflect the fees and expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

* The above expense ratios are from the Fund’s prospectus dated August 1, 2007. Additional information pertaining to the Fund’s expense ratios for the year ended March 31, 2008 can be found in the Financial Highlights.

Performance Information
Comparison of the Change in Value of a $10,000 Investment in the
Bjurman, Barry Small Cap Growth Fund and the Russell 2000® Growth Index

Average Annual Total Returns	1 Year	3 Years	Since Inception*
Bjurman, Barry Small Cap Growth Fund	-21.88%	-3.91%	1.97%
Russell 2000® Growth Index	-8.94%	5.74%	11.34%

Expense Ratio**	Gross	Net
Bjurman, Barry Small Cap Growth Fund	1.85%	1.80%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-227-7264.
Investment performance reflects voluntary fee waivers in effect from August 1, 2007, which may be discontinued at any time. Without these fee waivers, the performance would have been lower.

* Fund inception was May 12, 2003.
The average annual total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s performance is compared to the Russell 2000® Growth Index which measures the performance of 2000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the fees and expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.
The above chart assumes a hypothetical initial investment of $10,000 made on May 12, 2003. Total Return is based on net change in N. A. V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.
** The above expense ratios are from the Fund’s prospectus dated August 1, 2007. Additional information pertaining to the Fund’s expense ratios for the year ended March 31, 2008 can be found in the Financial Highlights.

Performance Information
Comparison of the Change in Value of a $10,000 Investment in the
Bjurman, Barry Mid Cap Growth Fund and the Russell Midcap® Growth Index

Average Annual Total Returns	1 Year	5 Years	Since Inception*
Bjurman, Barry Mid Cap Growth Fund	-4.19%	12.69%	3.63%
Russell Midcap® Growth Index	-4.55%	15.20%	3.99%

Expense Ratio**	Gross	Net
Bjurman, Barry Mid Cap Growth Fund	2.21%	1.80%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-227-7264.
Investment performance reflects voluntary fee waivers in effect from August 1, 2007, which may be discontinued at any time. Without these fee waivers, the performance would have been lower.

* Fund inception was June 6, 2001.
The average annual total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s performance is compared to the Russell Midcap® Growth Index which measures the performance of those securities in the Russell universe with higher price-to-book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the fees and expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.
The above chart assumes a hypothetical initial investment of $10,000 made on June 6, 2001. Total Return is based on net change in N. A. V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.
** The above expense ratios are from the Fund’s prospectus dated August 1, 2007. Additional information pertaining to the Fund’s expense ratios for the year ended March 31, 2008 can be found in the Financial Highlights.

The Bjurman, Barry Funds
Representation of Portfolios of Investments
March 31, 2008
The illustrations below provide the sector allocations for The Bjurman, Barry Funds (as of March 31, 2008).
Bjurman, Barry Micro-Cap Growth Fund

Sector Allocation	(% of Net Assets)
Producer Manufacturing	23.6
Electronic Technology	22.5
Health Care	21.0
Basic Materials	12.1
Commercial/Industrial Services	8.5
Finance	6.6
Short Term Investments less Other Liabilities	2.3
Consumer Services	2.1
Energy	1.0
Retail	0.3

Total	100.0

Bjurman, Barry Small Cap Growth Fund

Sector Allocation	(% of Net Assets)
Electronic Technology	37.0
Health Care	19.5
Producer Manufacturing	10.3
Short Term Investments less Other Liabilities	7.2
Energy	5.9
Retail	5.7
Commercial/Industrial Services	3.2
Basic Materials	3.2
Consumer Durables	2.3
Transportation	2.2
Utilities	2.0
Consumer Services	1.5

Total	100.0

Bjurman, Barry Mid Cap Growth Fund

Sector Allocation	(% of Net Assets)
Health Care	21.3
Electronic Technology	16.5
Producer Manufacturing	9.3
Basic Materials	8.2
Consumer Durables	7.1
Commercial/Industrial Services	6.4
Finance	6.0
Utilities	5.8
Consumer Services	4.5
Energy	4.1
Short Term Investments less Other Liabilities	3.8
Consumer Non-Durable	3.2
Retail	3.0
Transportation	0.8

Total	100.0

The Bjurman, Barry Funds
Statements of Assets and Liabilities
March 31, 2008

	Bjurman, Barry	Bjurman, Barry	Bjurman, Barry
	Micro-Cap Growth	Small Cap Growth	Mid Cap Growth
	Fund	Fund	Fund

ASSETS
Investments, at cost	$146,831,110	$10,053,950	$5,415,904

Investments, at value (a)	$216,291,403	$9,023,569	$5,437,555
Cash	3,516,831	379,370	120,926
Dividends receivable	6,263	—	—
Receivable for capital shares sold	170,227	5,277	2,427
Receivable for securities sold	2,335,228	303,705	110,540
Prepaid expenses	41,837	12,308	6,256

TOTAL ASSETS	222,361,789	9,724,299	5,677,704

LIABILITIES
Payable for capital shares redeemed	277,966	—	1,760
Payable for securities purchased	1,516,571	103,691	18,669
Payable for collateral received on securities loaned	48,156,641	1,597,953	553,971
Accrued expenses and other payables:
Investment advisory	145,614	—	4,832
Distribution	36,304	1,695	984
Fund accounting	—	2,443	4,062
Transfer agent	19,444	5,294	4,156
Custodian	20,749	—	2,876
Other accrued expenses	168,180	11,402	8,302

TOTAL LIABILITIES	50,341,469	1,722,478	599,612

NET ASSETS	$172,020,320	$8,001,751	$5,078,092

NET ASSETS CONSIST OF
Paid-in capital	$96,419,627	$16,773,173	$4,699,171
Accumulated net investment loss	—	(159)	—
Accumulated net realized gains (losses) from security transactions	6,140,400	(7,740,882)	357,270
Net unrealized appreciation (depreciation) on investments	69,460,293	(1,030,381)	21,651

NET ASSETS	$172,020,320	$8,001,751	$5,078,092

Share of beneficial interest outstanding (unlimited number of shares authorized, no par value)	13,446,866	727,578	540,209

Net asset value, offering price and redemption price per share	$12.79	$11.00	$9.40

(a)	Includes securities on loan of $46,946,327, $1,558,416 and $541,513 for the Bjurman, Barry Micro-Cap Growth Fund, Bjurman, Barry Small Cap Growth Fund, and Bjurman, Barry Mid Cap Growth Fund, respectively.
See accompanying notes to financial statements.

The Bjurman, Barry Funds
Statements of Operations
For the Year Ended March 31, 2008

	Bjurman, Barry	Bjurman, Barry	Bjurman, Barry
	Micro-Cap	Small Cap	Mid Cap Growth
	Growth Fund	Growth Fund	Fund

INVESTMENT INCOME
Dividends	$1,290,679	$33,171	$26,999
Income from securities loaned	573,300	23,340	2,551

TOTAL INVESTMENT INCOME	1,863,979	56,511	29,550

EXPENSES
Investment advisory	2,608,894	128,250	60,125
Distribution	652,222	32,003	15,031
Administration	193,632	10,711	4,618
Fund accounting	14,169	9,364	10,009
Transfer agent	108,404	30,385	25,662
Audit	78,089	3,494	2,367
Legal	217,783	14,192	9,080
Custodian	63,467	9,279	5,191
Insurance	152,374	6,815	2,766
Printing and Registration	93,437	18,066	14,633
Trustee	112,456	6,252	2,896
Other	99,158	8,398	6,762

TOTAL EXPENSES	4,394,085	277,209	159,140
Fees waived by the Adviser	—	(47,163)	(51,184)

NET EXPENSES	4,394,085	230,046	107,956

NET INVESTMENT LOSS	(2,530,106)	(173,535)	(78,406)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
Net realized gains (losses) from security transactions	17,095,102	(229,295)	831,798
Change in unrealized appreciation/depreciation on investments	(62,795,157)	(1,920,639)	(956,085)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(45,700,055)	(2,149,934)	(124,287)

CHANGE IN NET ASSETS FROM OPERATIONS	$(48,230,161)	$(2,323,469)	$(202,693)

See accompanying notes to financial statements.

The Bjurman, Barry Funds
Statements of Changes in Net Assets

	Bjurman, Barry Micro-Cap		Bjurman, Barry Small Cap		Bjurman, Barry Mid Cap
	Growth Fund		Growth Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2008	2007	2008	2007	2008	2007

OPERATIONS
Net investment loss	$(2,530,106)	$(4,480,407)	$(173,535)	$(301,416)	$(78,406)	$(79,811)
Net realized gains (losses) from security transactions	17,095,102	45,374,357	(229,295)	2,331,054	831,798	1,506,633
Net change in unrealized appreciation/depreciation on investments	(62,795,157)	(69,829,642)	(1,920,639)	(5,186,921)	(956,085)	(1,502,173)

Change in net assets from operations	(48,230,161)	(28,935,692)	(2,323,469)	(3,157,283)	(202,693)	(75,351)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(56,251,559)	(156,036,726)	—	—	(1,106,931)	(721,423)

CAPITAL TRANSACTIONS
Proceeds from shares sold	23,709,420	36,570,152	1,612,143	1,695,062	434,385	361,724
Dividends reinvested	55,521,516	152,249,394	—	—	1,095,176	703,530
Payment for shares redeemed	(129,320,225)	(250,948,778)	(5,681,826)	(15,265,676)	(1,079,424)	(2,557,085)

Change in net assets from capital share transactions	(50,089,289)	(62,129,232)	(4,069,683)	(13,570,614)	450,137	(1,491,831)

TOTAL DECREASE IN NET ASSETS	(154,571,009)	(247,101,650)	(6,393,152)	(16,727,897)	(859,487)	(2,288,605)

NET ASSETS
Beginning of year	326,591,329	573,692,979	14,394,903	31,122,800	5,937,579	8,226,184

End of year	$172,020,320	$326,591,329	$8,001,751	$14,394,903	$5,078,092	$5,937,579

ACCUMULATED NET INVESTMENT LOSS	$—	$—	$(159)	$(2,159)	$—	$—

SHARE TRANSACTIONS
Shares sold	1,403,576	1,282,451	120,296	120,392	37,026	28,627
Shares reinvested	3,433,617	7,537,099	—	—	97,004	61,230
Shares redeemed	(6,748,254)	(10,479,837)	(415,400)	(1,122,939)	(92,702)	(214,676)

Change in shares outstanding	(1,911,061)	(1,660,287)	(295,104)	(1,002,547)	41,328	(124,819)

Shares outstanding, beginning of year	15,357,927	17,018,214	1,022,682	2,025,229	498,881	623,700

Shares outstanding, end of year	13,446,866	15,357,927	727,578	1,022,682	540,209	498,881

See accompanying notes to financial statements.

The Bjurman, Barry Funds
Bjurman Barry Micro-Cap Growth Fund
Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2008	2007	2006	2005	2004

Net asset value at beginning of year	$21.27	$33.71	$29.39	$34.15	$19.72

Change in net assets from operations:
Net investment loss	(0.19)	(0.29)	(0.29)	(0.39)	(0.39)
Net realized and unrealized gains (losses) on investments	(3.38)	(1.30)	8.08	(0.24)	14.82

Change in net assets from operations	(3.57)	(1.59)	7.79	(0.63)	14.43

Less Distributions:
Distributions from net realized gains	(4.91)	(10.85)	(3.47)	(4.13)	—

Addition to paid-in capital from redemption fees	—	— (a)	— (a)	— (a)	—

Net asset value at end of year	$12.79	$21.27	$33.71	$29.39	$34.15

Total return	(21.69)%	(3.02)%	27.31%	(1.90)%	73.17%

Net assets at end of year (000’s)	$172,020	$326,591	$573,693	$547,503	$822,148

Ratio of net expenses to average net assets	1.69%	1.58%	1.52%	1.54%	1.46%
Ratio of net investment loss to average net assets	(0.97)%	(1.02)%	(0.88)%	(1.14)%	(1.19)%
Portfolio turnover rate	33%	45%	62%	28%	65%

(a)	Amount rounds to less than $0.005.
See accompanying notes to financial statements.

The Bjurman, Barry Funds
Bjurman Barry Small Cap Growth Fund
Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2008	2007	2006	2005	2004(a)

Net asset value at beginning of year	$14.08	$15.37	$12.40	$14.03	$10.00

Change in net assets from operations:
Net investment loss	(0.24)	(0.30)	(0.24)	(0.27)	(0.10)
Net realized and unrealized gains (losses) on investments	(2.84)	(0.99)	3.21	(1.36)	4.13

Change in net assets from operations	(3.08)	(1.29)	2.97	(1.63)	4.03

Addition to paid-in capital from redemption fees	—	— (b)	— (b)	— (b)	—

Net asset value at end of year	$11.00	$14.08	$15.37	$12.40	$14.03

Total return	(21.88)%	(8.39)%	23.95%	(11.62)%	40.30	%(c)

Net assets at end of year (000’s)	$8,002	$14,395	$31,123	$44,619	$109,876

Ratio of net expenses to average net assets	1.80%	1.80%	1.78%	1.75%	1.70	%(d)
Ratio of gross expenses to average net assets(e)	2.17%	1.85%	1.78%	1.82%	1.80	%(d)
Ratio of net investment loss to average net assets	(1.36)%	(1.43)%	(1.35)%	(1.30)%	(1.56)	%(d)
Portfolio turnover rate	297%	205%	144%	163%	138	%(c)

(a)	Represents the period from May 12, 2003, commencement of operations, through March 31, 2004.

(b)	Amount rounds to less than $0.005.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and expense reimbursements by the Adviser.
See accompanying notes to financial statements.

The Bjurman, Barry Funds
Bjurman Barry Mid Cap Growth Fund
Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2008	2007	2006	2005	2004

Net asset value at beginning of year	$11.90	$13.19	$10.60	$9.79	$7.02

Change in net assets from operations:
Net investment loss	(0.15)	(0.16)	(0.13)	(0.19)	(0.18)
Net realized and unrealized gains on investments	0.05	0.23	2.72	1.00	2.95

Change in net assets from operations	(0.10)	0.07	2.59	0.81	2.77

Less Distributions:
Distributions from net realized gains	(2.40)	(1.36)	—	—	—

Addition to paid-in capital from redemption fees	—	— (a)	— (a)	— (a)	—

Net asset value at end of year	$9.40	$11.90	$13.19	$10.60	$9.79

Total return	(4.19)%	0.93%	24.43%	8.27%	39.46%

Net assets at end of year (000’s)	$5,078	$5,938	$8,226	$7,218	$10,346

Ratio of net expenses to average net assets	1.80%	1.80%	1.72%	1.80%	1.95%
Ratio of gross expenses to average net assets(b)	2.65%	2.21%	2.23%	3.37%	3.02%
Ratio of net investment loss to average net assets	(1.31)%	(1.15)%	(1.08)%	(1.23)%	(1.70)%
Portfolio turnover rate	114%	83%	76%	107%	196%

(a)	Amount rounds to less than $0.005.

(b)	Represents the ratio of expenses to average net assets absent fee waivers and expense reimbursements by the Adviser.
See accompanying notes to financial statements.

Bjurman, Barry Micro-Cap Growth Fund
Portfolio of Investments
March 31, 2008

Shares	COMMON STOCKS — 97.7%	Value
	BASIC MATERIALS — 12.1%
113,500	Landec Corp. (a)	$956,805
165,000	Multi-Color Corp.	3,689,400
38,700	Quaker Chemical Corp.	1,210,923
231,445	Sims Group Ltd. ADR	6,369,366
180,000	The Andersons, Inc. *	8,029,800
78,000	UFP Technologies, Inc. (a)	604,500

		20,860,794

	COMMERCIAL/INDUSTRIAL SERVICES — 8.5%
143,061	Command Security Corp. (a)	590,842
128,000	Learning Tree International, Inc. (a)	1,794,560
258,700	Matrix Service Co. (a)	4,444,466
95,300	Perficient, Inc. (a) *	756,682
122,000	Standard Parking Corp. (a) *	2,557,120
54,200	The Hackett Group, Inc. (a)	211,922
214,300	The Management Network Group, Inc. (a)	407,170
480,000	TheStreet.com, Inc. *	3,878,400

		14,641,162

	CONSUMER SERVICES — 2.1%
77,400	Lodgian, Inc. (a)	863,010
155,000	Monarch Casino & Resort, Inc. (a)	2,745,050

		3,608,060

	ELECTRONIC TECHNOLOGY — 22.5%
790,000	Actuate Corp. (a)	3,239,000
32,400	Advanced Analogic Technologies, Inc. (a)	182,088
79,400	Advanced Battery Technologies, Inc. (a) *	354,124
93,200	Aetrium, Inc. (a)	366,276
9,000	BluePhoenix Solutions Ltd. (a)	75,150
243,300	BSQUARE Corp. (a)	948,870
35,000	Ceradyne, Inc. (a)	1,118,600
276,600	Comtech Group, Inc. (a)	2,984,514
400,000	CyberSource Corp. (a)	5,844,000
262,000	Digi International, Inc. (a)	3,023,480
304,957	Diodes, Inc. (a)	6,696,856
69,400	Ducommun, Inc. (a)	1,920,298
108,600	Globecomm Systems, Inc. (a)	944,820
175,900	GSI Technology, Inc. (a)	466,135
134,600	Intervoice, Inc. (a)	1,071,416
132,600	Iteris, Inc. (a)	306,306
195,100	Pericom Semiconductor Corp. (a)	2,864,068
235,000	Silicom Ltd. (a) *	3,259,450
265,100	Tower Semiconductor Ltd. (a)	275,704
113,900	Video Display Corp. (a)	834,887
102,500	Website Pros, Inc. (a)	1,007,575
51,200	Yucheng Technologies Ltd. (a)	847,360

		38,630,977

See accompanying notes to financial statements.

Bjurman, Barry Micro-Cap Growth Fund
Portfolio of Investments (Continued)

Shares	COMMON STOCKS — 97.7% (continued)	Value
	ENERGY — 1.0%
65,000	Furmanite Corp. (a)	$552,500
67,700	Mitcham Industries, Inc. (a)	1,206,414

		1,758,914

	FINANCE — 6.6%
165,000	American Physicians Capital, Inc.	7,649,400
29,541	Ebix, Inc. (a)	2,186,034
85,495	Life Partners Holdings, Inc. *	1,577,383

		11,412,817

	HEALTH CARE — 21.0%
108,200	Accelrys, Inc. (a)	585,362
175,000	Air Methods Corp. (a) *	8,464,750
33,000	Bio-Imaging Technologies, Inc. (a)	231,330
322,200	BioScrip, Inc. (a)	2,178,072
30,700	Chindex International, Inc. (a) *	1,158,618
11,500	Cynosure, Inc. (a)	244,950
375,500	Healthcare Services Group, Inc. *	7,750,320
260,000	HMS Holdings Corp. (a)	7,423,000
48,400	Mesa Laboratories, Inc.	1,035,760
89,250	Neogen Corp. (a)	2,240,175
284,260	RTI Biologies, Inc. (a) *	2,686,257
132,000	Synovis Life Technologies, Inc. (a)	2,069,760

		36,068,354

	PRODUCER MANUFACTURING — 23.6%
445,000	Amerigon, Inc. (a)	6,586,000
140,000	Dynamic Materials Corp. *	6,048,000
230,000	Fuel Tech, Inc. (a) *	4,715,000
66,000	K-Tron International, Inc. (a)	7,927,260
100,000	Kadant, Inc. (a)	2,938,000
109,900	Key Technology, Inc. (a)	3,273,921
14,800	KMG Chemicals, Inc.	228,364
22,300	L.B. Foster Co.- Class A (a)	960,238
10,100	SL Industries, Inc. (a)	200,990
125,000	The Middleby Corp. (a) *	7,798,750

		40,676,523

	RETAIL — 0.3%
37,900	America’s Car-Mart, Inc. (a)	477,161

	Total Common Stocks (Cost $98,674,469)	168,134,762

	OTHER SECURITIES — 28.0%
48,156,641	Brown Brothers Harriman Securities Lending Investment Fund, 3.03% (Cost $48,156,641)	48,156,641

	Total Investments (Cost $146,831,110) — 125.7%	216,291,403
	Other liabilities in excess of assets — (25.7)%	(44,271,083)

	NET ASSETS — 100.0%	$172,020,320

(a)	Non-income producing security.

*	A portion or all of this security was out on loan as of March 31, 2008

ADR	American Depositary Receipt
See accompanying notes to financial statements.

Bjurman, Barry Small Cap Growth Fund
Portfolio of Investments
March 31, 2008

Shares	COMMON STOCKS — 92.8%	Value
	BASIC MATERIALS — 3.2%
9,500	Calgon Carbon Corp. (a) *	$142,975
2,000	OM Group, Inc. (a)	109,080

		252,055

	COMMERCIAL/INDUSTRIAL SERVICES — 3.2%
5,200	Forrester Research, Inc. (a)	138,216
3,000	Team, Inc. (a)	81,900
4,700	TheStreet.com, Inc.	37,976

		258,092

	CONSUMER DURABLES — 2.3%
6,300	Shanda Interactive Entertainment Ltd. ADR (a)	183,330

	CONSUMER SERVICES — 1.5%
6,500	World Wrestling Entertainment, Inc., Class A	120,965

	ELECTRONIC TECHNOLOGY — 37.0%
2,300	Axsys Technologies, Inc. (a)	114,724
6,300	Blue Coat Systems, Inc. (a)	138,852
6,000	EMS Technologies, Inc. (a)	162,840
10,000	FalconStor Software, Inc. (a)	76,100
32,300	Harmonic, Inc. (a)	245,480
10,000	Interwoven, Inc. (a)	106,800
2,600	Ladish Co., Inc. (a)	93,600
13,000	Methode Electronics, Inc.	151,970
17,700	Microtune, Inc. (a)	64,782
44,100	Network Equipment Technologies, Inc. (a) *	289,737
9,900	NeuStar, Inc.- Class A (a) *	262,152
9,500	OmniVision Technologies, Inc. (a) *	159,790
5,500	Pericom Semiconductor Corp. (a)	80,740
10,000	Plexus Corp. (a)	280,500
13,000	S1 Corp. (a)	92,430
10,300	Silicom Ltd. (a) *	142,861
13,000	Skyworks Solutions, Inc. (a)	94,640
5,100	Soapstone Networks, Inc.	36,516
2,500	SPSS, Inc. (a)	96,950
4,700	Stanley, Inc. (a)	138,462
3,600	TransDigm Group, Inc. (a)	133,380

		2,963,306

	ENERGY — 5.9%
10,000	Furmanite Corp. (a)	85,000
17,600	ICO, Inc. (a)	122,144
8,700	PetroQuest Energy, Inc. (a)	150,858
2,200	Stone Energy Corp. (a)	115,082

		473,084

	HEALTH CARE — 19.5%
10,800	BioScrip, Inc. (a)	73,008
7,300	Bruker BioSciences Corp. (a)	112,347
3,500	Chindex International, Inc. (a) *	132,090
8,200	eResearch Technology, Inc. (a)	101,844
5,700	HMS Holdings Corp. (a)	162,735
See accompanying notes to financial statements.

Bjurman, Barry Small Cap Growth Fund
Portfolio of Investments (Continued)

Shares	COMMON STOCKS — 92.8% (continued)	Value
	HEALTH CARE — 19.5% (continued)
3,900	ICON plc Sponsored ADR (a)	253,071
2,900	Martek Biosciences Corp. (a)	88,653
3,000	Masimo Corp. (a)	78,000
4,400	Meridian Bioscience, Inc.	147,092
3,400	Neogen Corp. (a)	85,340
3,200	PAREXEL International Corp. (a)	83,520
11,300	Synovis Life Technologies, Inc. (a)	177,184
20,000	Thermage, Inc. (a)	66,000

		1,560,884

	PRODUCER MANUFACTURING — 10.3%
7,300	Canadian Solar, Inc. (a) *	152,570
4,400	EnerSys (a)	105,248
3,800	Olympic Steel, Inc.	171,380
6,900	Solarfun Power Holdings Co., Ltd. ADR (a) *	83,214
4,800	Sun Hydraulics Corp.	140,496
2,700	The Middleby Corp. (a) *	168,453

		821,361

	RETAIL — 5.7%
28,600	PC Connection, Inc. (a) *	226,512
14,600	PC Mall, Inc. (a)	155,198
8,700	Zones, Inc. (a)	71,427

		453,137

	TRANSPORTATION — 2.2%
3,300	Diana Shipping, Inc. *	86,856
9,800	Navios Maritime Holdings, Inc.	90,944

		177,800

	UTILITIES — 2.0%
9,700	Syniverse Holdings, Inc. (a)	161,602

	Total Common Stocks (Cost $8,455,997)	7,425,616

	OTHER SECURITIES — 20.0%
1,597,953	Brown Brothers Harriman Securities Lending Investment Fund, 3.03% (Cost $1,597,953)	1,597,953

	Total Investments (Cost $10,053,950) — 112.8%	9,023,569
	Other liabilities in excess of assets — (12.8)%	(1,021,818)

	NET ASSETS — 100.0%	$8,001,751

(a)	Non-income producing security.

*	A portion or all of this security was out on loan as of March 31, 2008

ADR	American Depositary Receipt

PLC	Public Limited Co.
See accompanying notes to financial statements.

Bjurman, Barry Mid Cap Growth Fund
Portfolio of Investments
March 31, 2008

Shares	COMMON STOCKS — 96.2%	Value
	BASIC MATERIALS — 8.2%
1,050	Albemarle Corp.	$38,346
3,600	GrafTech International Ltd. (a)	58,356
900	OM Group, Inc. (a)	49,086
1,700	Owens-Illinois, Inc. (a)	95,931
1,200	Terra Industries, Inc. (a) *	42,636
400	Terra Nitrogen Co. L.P.	44,620
2,998	Yamana Gold, Inc.	43,831
1,600	Zoltek Cos., Inc. (a) *	42,432

		415,238

	COMMERCIAL/INDUSTRIAL SERVICES — 6.4%
4,800	Allied Waste Industries, Inc. (a)	51,888
900	FTI Consulting (a)	63,936
1,100	Huron Consulting Group, Inc. (a)	45,705
1,300	MSCI, Inc.- Class A (a)	38,675
4,000	ValueClick, Inc. (a)	69,000
1,800	Waste Connections, Inc. (a)	55,332

		324,536

	CONSUMER DURABLES — 7.1%
6,700	Activision, Inc. (a)	182,977
3,600	Barnes Group, Inc. *	82,620
2,700	LKQ Corp. (a)	60,669
1,600	Perfect World Co. Ltd. ADR (a)	36,336

		362,602

	CONSUMER NON-DURABLES — 3.2%
2,300	Crocs, Inc. (a) *	40,181
1,000	Guess?, Inc.	40,470
700	The Clorox Co.	39,648
400	Wimm-Bill-Dann Foods ADR	40,992

		161,291

	CONSUMER SERVICES — 4.5%
1,700	Bally Technologies, Inc. (a)	58,378
700	DeVry, Inc.	29,288
5,400	Melco PBL Entertainment (Macau) Ltd. ADR (a)	61,452
1,600	NDS Group plc ADR (a)	78,192

		227,310

	ELECTRONIC TECHNOLOGY — 16.5%
1,500	Akamai Technologies, Inc. (a)	42,240
1,000	Anixter International, Inc. (a) *	64,040
1,900	BE Aerospace, Inc. (a)	66,405
2,900	Blue Coat Systems, Inc. (a)	63,916
2,300	DRS Technologies, Inc.	134,044
8,000	Marvel Technology Group Ltd. (a)	87,040
1,000	Mercadolibre, Inc. (a)	39,760
2,900	NeuStar, Inc.- Class A (a) *	76,792
400	Precision Castparts Corp.	40,832
1,300	Sigma Designs, Inc. (a) *	29,471
1,200	Synaptics, Inc. (a)	28,656
1,500	Syntel, Inc.	39,975
See accompanying notes to financial statements.

Bjurman, Barry Mid Cap Growth Fund
Portfolio of Investments (Continued)

Shares	COMMON STOCKS — 96.2% (continued)	Value
	ELECTRONIC TECHNOLOGY — 16.5% (continued)
1,400	TransDigm Group, Inc. (a)	$51,870
2,700	Western Digital Corp. (a)	73,008

		838,049

	ENERGY — 4.1%
1,600	Continental Resources, Inc. (a)	51,024
800	FMC Technologies, Inc. (a)	45,512
1,400	Mariner Energy, Inc. (a)	37,814
800	Massey Energy Co.	29,200
1,300	W&T Offshore, Inc.	44,343

		207,893

	FINANCE — 6.0%
1,100	Assurant, Inc.	66,946
1,800	Axis Capital Holdings Ltd.	61,164
2,000	IPC Holdings Ltd.	56,000
1,900	Max Capital Group Ltd.	49,761
900	PartnerRe Ltd.	68,670

		302,541

	HEALTH CARE — 21.3%
1,200	Advanced Medical Optics, Inc. (a) *	24,360
3,000	Affymetrix, Inc. (a)	52,230
3,000	Cubist Pharmaceuticals, Inc. (a)	55,260
800	Healthways, Inc. (a)	28,272
2,800	Hologic, Inc. (a)	155,680
1,900	Hospira, Inc. (a)	81,263
1,500	ICON plc Sponsored ADR (a)	97,335
400	Intuitive Surgical, Inc. (a)	129,740
2,700	Inverness Medical Innovations, Inc. (a)	81,270
1,100	Invitrogen Corp. (a) *	94,017
2,000	Martek Biosciences Corp. (a) *	61,140
1,500	NuVasive, Inc. (a) *	51,765
1,900	OSI Pharmaceuticals, Inc. (a)	71,041
5,600	Warner Chilcott Ltd., Class A (a)	100,800

		1,084,173

	PRODUCER MANUFACTURING — 9.3%
800	AGCO Corp. (a)	47,904
1,500	BorgWarner, Inc.	64,545
500	Bucyrus International, Inc.- Class A	50,825
1,600	EnerSys (a)	38,272
1,200	Flowserve Corp.	125,256
800	Joy Global, Inc.	52,128
1,300	Lear Corp. (a)	33,683
1,400	The Manitowoc Co., Inc.	57,120

		469,733

	RETAIL — 3.0%
800	GameStop Corp.- Class A (a)	41,368
3,200	GigaMedia Ltd. (a)	49,888
2,100	SUPERVALU, Inc.	62,958

		154,214

See accompanying notes to financial statements.

Bjurman, Barry Mid Cap Growth Fund
Portfolio of Investments (Continued)

Shares	COMMON STOCKS — 96.2% (continued)	Value
	TRANSPORTATION — 0.8%
700	DryShips, Inc.	$41,937

	UTILITIES — 5.8%
1,300	Companhia de Saneamento Basico do Estado de Sao Paulo ADR	57,629
1,200	Hutchison Telecommunications International Ltd. ADR (a)	25,812
1,200	NII Holdings, Inc., Class B (a)	38,136
4,300	Syniverse Holdings, Inc. (a)	71,638
3,800	Tele Norte Leste Participaceos S.A. ADR	100,852

		294,067

	Total Common Stocks (Cost $4,861,933)	4,883,584

	OTHER SECURITIES — 10.9%
553,971	Brown Brothers Harriman Securities Lending Investment Fund, 3.03% (Cost $553,971)	553,971

	Total Investments (Cost $5 ,415,904) — 107.1%	5,437,555
	Other assets in excess of liabilities — (7.1)%	(359,463)

	NET ASSETS — 100.0%	$5,078,092

(a)	Non-income producing security.

*	A portion or all of this security was out on loan as of March 31, 2008

ADR	American Depositary Receipt

PLC	Public Limited Co.
See accompanying notes to financial statements.

The Bjurman, Barry Funds
Notes to Financial Statements
March 31, 2008
1. Organization
The Bjurman, Barry Funds (the “Trust”) is organized as a Delaware statutory trust pursuant to a Trust Agreement dated September 26, 1996, as amended. The Trust is registered under the Investment Company Act of 1940, as amended (the “ICA”), as an open-end, management investment company. The Trust has established three separate series: the Bjurman, Barry Micro-Cap Growth Fund (the “Micro-Cap Growth Fund”), the Bjurman, Barry Small Cap Growth Fund (the “Small Cap Growth Fund”) and the Bjurman, Barry Mid Cap Growth Fund (the “Mid Cap Growth Fund”) (individually, a “Fund,” and collectively, the “Funds”). The Micro-Cap Growth Fund commenced operations on March 31, 1997, the Small Cap Growth Fund commenced operations on May 12, 2003, and the Mid Cap Growth Fund commenced operations on June 6, 2001.
The Micro-Cap Growth Fund seeks capital appreciation through investments in the common stocks of companies with market capitalizations generally between $30 million and $300 million at the time of investment.
The Small Cap Growth Fund seeks capital appreciation through investments in the common stocks of companies with market capitalizations generally between $100 million and $2.5 billion at the time of investment.
The Mid Cap Growth Fund seeks capital appreciation through investments in the common stocks of companies with market capitalizations generally between $1 billion and $10 billion at the time of investment.
2. Significant Accounting Policies
Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities Valuation — Securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the closing price on the exchange or at the NASDAQ Official Closing Price on the day the securities are being valued or at the most recent bid price. Securities traded in the over-the-counter market, and that are not quoted by NASDAQ, are valued at the last sales price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”). Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates fair value.
Share Valuation — The net asset value per share (“NAV”) of each Fund is calculated daily by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund are equal to the net asset value per share.
Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.
Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are allocated to each Fund on the basis of relative net assets or another appropriate method.
Distributions to Shareholders — Dividends arising from net investment income, if any, are declared and paid to shareholders annually in December. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations.
The character of income and gains distributed is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America, (GAAP). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclassifications of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-

The Bjurman, Barry Funds
Notes to Financial Statements (Continued)
basis treatment; temporary differences do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.
Security Transactions — During the period, security transactions are accounted for no later than one business day following the trade date; however, for financial reporting purposes, security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.
Loans of Portfolio Securities — Each Fund may lend portfolio securities to broker dealers and financial institutions provided that (1) the loan is secured continuously by collateral marked to market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned by the Fund will not at any time exceed 33% of the total assets of the Fund. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.
Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Funds will only enter into portfolio loans after a review by the Adviser, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.
Redemption/Exchange fees — The Funds assess investors who redeem or exchange shares (other than shares acquired through reinvestment of dividends or other distributions) held by the investors for 60 days or less a redemption fee of 2% of the NAV of the shares being redeemed or exchanged. The Funds retain the fee as paid-in capital and such fees become part of that Fund’s daily NAV calculation.
Federal Income Tax — It is each Fund’s policy to comply with the requirements under subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes substantially all of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.
As required, effective September 30, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The adoption of FIN 48 did not impact the Funds’ net assets or results of operations. The Funds’ policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its statement of operations. As of March 31, 2008, the Funds did not have any interest or penalties associated with the underpayment of any income taxes. Tax years ended March 31, 2005 through 2007 remain open and subject to examination by tax jurisdictions.
In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements. As of March 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the Funds’ financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Funds’ derivative and

The Bjurman, Barry Funds
Notes to Financial Statements (Continued)
hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Funds’ financial statements and related disclosures.
3. Transactions with Affiliates
INVESTMENT ADVISORY FEE
Bjurman, Barry & Associates (the “Adviser”) provides each Fund with investment advisory services. For providing investment advisory services, each Fund pays the Adviser a monthly fee, which is calculated daily by applying an annual rate of 1.00% to the average daily net assets of each respective Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse certain expenses of each Fund to the extent necessary to limit each Fund’s total operating expenses to 1.80% of its average daily net assets. For the year ended March 31, 2008, the Adviser waived $47,163 and $51,184 of its investment advisory fees for the Small Cap Growth Fund and the Mid Cap Growth Fund, respectively. Any fees voluntarily reduced and any Fund expenses absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap that are a Fund’s obligation are subject to reimbursement by that Fund to the Adviser, if so requested by the Adviser and approved by the Board, in subsequent fiscal years, if the aggregate amount paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, except that it is permitted to look back (i) up to five years during the initial six years of each Funds operations and (ii) up to four years during the seventh year of each Fund’s operations. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary expenses.
As of March 31, 2008, the Small Cap Growth Fund and the Mid Cap Growth Fund had $138,678 and $116,881, respectively, of cumulative waivers that could potentially be reimbursed to the Adviser in future periods. The expiration of these waivers is as follows:

	Amount	Expires March 31

Small Cap Growth Fund	$81,467	2009
	10,048	2010
	47,163	2011
Mid Cap Growth Fund	37,411	2009
	28,286	2010
	51,184	2011
ADMINISTRATION, FUND ACCOUNTING, AND TRANSFER AGENT FEE
Citi Fund Services Ohio, Inc. (“Citi Ohio”), a subsidiary of The Citi Group Inc. (“Citi”), serves as the Funds’ administrator, fund accountant and transfer agent. Under a Master Services Agreement with the Trust, Citi Ohio is entitled to receive an annual fee calculated at a tiered rate based upon the average daily net assets of the Trust subject to annual minimums per Fund. The amounts charged to each Fund for these services for the year ended March 31, 2008 were as follows:

	Administration Fees	Fund Accounting Fees	Transfer Agent Fees

Micro-Cap Growth Fund	$193,632	$14,169	$108,404
Small Cap Growth Fund	10,711	9,364	30,385
Mid Cap Growth Fund	4,618	10,009	25,662
DISTRIBUTOR
The Trust has retained Foreside Distribution Services L.P. (formerly BISYS Fund Services Limited Partnership) (the “Distributor”), a wholly-owned subsidiary of Foreside Financial Group, LLC, to serve as pricipal underwriter for the shares of the Funds, pursuant to a Distribution Agreement between the Distributor and the Trust. Fees for such distribution services are paid to the Distributor by the Funds.

The Bjurman, Barry Funds
Notes to Financial Statements (Continued)
DISTRIBUTION PLAN
Each Fund has adopted a Distribution Plan, pursuant to Rule 12b-1 under the ICA (the “Distribution Plan”). Pursuant to the Distribution Plan, each Fund will pay up to 0.25% of its average daily net assets for distribution related expenses. The Distribution Plan provides that the Funds pay the Distributor and other organizations for distributing such shares, for advertising and marketing and for providing certain services to shareholders.
OFFICERS AND TRUSTEES
Certain officers and Trustees of the Funds are affiliated with the Adviser or Citi LP. Such officers and Trustees received no compensation from the Funds for serving in those capacities. Each Trustee who was not an “interested person” (within the meaning of the ICA) of the Trust or the Adviser (“Independent Trustees”) served on both the Audit Committee and the Nominating, Governance and Contracts Committee and was compensated in the following manner: a $12,000 annual retainer fee, paid quarterly; $1,250 per scheduled Board meeting; $1,500 per Audit Committee and $1,000 for all other meetings; and reimbursement for certain expenses. The Chairmen of the Board, the Audit Committee and the Nominating Governance and Contracts Committee, if they are Independent Trustees, receive additional annual retainers of $15,000, $8,000 and $4,000, respectively, paid quarterly. On January 1, 2008, the President of the Adviser became Chairman of the Board of the Trust and did not receive a retainer in that capacity; the prior Chairman of the Board received a pro rated retainer of $11,250 for the period April 1, 2007 through December 31, 2007. Trustee compensation during the year (exclusive of expense reimbursement) was $121,604 in the aggregate.
4. Investment Transactions
For the year ended March 31, 2008, costs of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, and U.S. Government Securities, were as follows:

	Purchases	Sales

Micro-Cap Growth Fund	$84,035,382	$195,135,724
Small Cap Growth Fund	36,319,727	42,397,093
Mid Cap Growth Fund	6,685,899	6,814,995
There were no purchases or sales of U.S. Government Securities during the period.
5. Federal Income Tax Information
At March 31, 2008, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)

Micro-Cap Growth Fund	$146,831,110	$73,321,634	$(3,861,341)	$69,460,293
Small Cap Growth Fund	10,076,370	322,041	(1,374,842)	(1,052,801)
Mid Cap Growth Fund	5,414,289	565,887	(542,621)	23,266

The Bjurman, Barry Funds
Notes to Financial Statements (Continued)
The tax character of distributions paid during the fiscal year ended March 31, 2008 was as follows:

	Distributions Paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Micro-Cap Growth Fund	$—	$56,251,559	$56,251,559	$—	$56,251,559
Small Cap Growth Fund	—	—	—	—	—
Mid Cap Growth Fund	122,855	984,076	1,106,931	—	1,106,931
The tax character of distributions paid during the fiscal year ended March 31, 2007 was as follows:

	Distributions Paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid[1]

Micro-Cap Growth Fund	$—	$156,036,726	$156,036,726	$—	$156,036,726
Small Cap Growth Fund	—	—	—	—	—
Mid Cap Growth Fund	—	721,423	721,423	—	721,423
As of March 31, 2008, the components of accumulated earnings (deficit) on a tax basis was as follows:

						Total
	Undistributed	Undistributed		Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Accumulated	Capital and	Appreciation	Earnings
	Income	Capital Gains	Earnings	Other Losses	(Depreciation)[2]	(Deficit)

Micro-Cap Growth Fund	$—	$6,140,400	$6,140,400	$—	$69,460,293	$75,600,693
Small Cap Growth Fund	—	—	—	(7,718,462)	(1,052,801)	(8,771,263)
Mid Cap Growth Fund	5,712	349,943	355,655	—	23,266	378,921

[1]	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

[2]	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount and the return of capital adjustments from real estate investment trusts.
As of March 31, 2008, the following Fund had net capital loss carryforwards, which are available to offset future realized gains.

	Amount	Expires

Small Cap Growth Fund	$5,494,447	2013
Net captial losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended March 31, 2008, the fund deferred to October 1, 2008 post October capital losses:

Capital Losses

Small Cap Growth Fund	$2,224,015

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders
of The Bjurman, Barry Funds:
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Bjurman, Barry Micro-Cap Growth Fund, Bjurman, Barry Small Cap Growth Fund, and Bjurman, Barry Mid Cap Growth Fund (constituting The Bjurman, Barry Funds, hereafter referred to as the “Funds”) at March 31, 2008, and the results of their operations for the year then ended and, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods in the two years ended March 31, 2005, were audited by another Independent Registered Public Accounting Firm whose report, dated May 20, 2005, expressed an unqualified opinion on the financial highlights.
PricewaterhouseCoopers LLP
Los Angeles, California
May 27, 2008

The Bjurman, Barry Funds
Additional Fund Information (Unaudited)
Federal Income Tax Information
For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended March 31, 2008 qualifies for the corporate dividends received deduction for the following Fund:

Fund	Dividends Received Deduction

Mid Cap Growth Fund	39.29%
For the fiscal year ended March 31, 2008 the following Fund paid qualified dividend income:

Fund	Amount

Mid Cap Growth Fund	$12,240
The Fund designate the following amounts as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount

Micro Cap Growwth Fund	$56,251,559

Mid Cap Growth Fund	984,076

Proxy Voting
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities as well as information regarding each Fund’s proxy voting record for the most recent twelve month period ended June 30 are available, without charge, upon request, by calling toll free 1-800-227-7264 or by visiting the Funds’ website at http://www.bjurmanbarry.com. This information is also available on the SEC website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of the fiscal year on Form N-Q. The complete listing (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.; and (iii) will be made available to shareholders without charge, upon request, by calling 1-800-227-7264. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Bjurman, Barry Funds
Additional Fund Information (Unaudited) (Continued)
Schedule of Shareholder Expenses
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 through March 31, 2008.
Actual Expenses
The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your Fund account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in this line under the heading entitled “Expenses Paid During the Six Months Ended” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expense Paid	Net Expense Ratio
	Beginning	Ending	During the	During the
	Account Value	Account Value	Six Months Ended	Six Months Ended
	October 1, 2007	March 31, 2008	March 31, 2008*	March 31, 2008 **

Micro-Cap Growth Fund
Actual	$1,000.00	$779.80	$7.79	1.75%
Hypothetical (5% return before expenses)	$1,000.00	1,016.25	8.82	1.75%

Small Cap Growth Fund
Actual	$1,000.00	677.80	7.55	1.80%
Hypothetical (5% return before expenses)	$1,000.00	1,016.00	9.07	1.80%

Mid Cap Growth Fund
Actual	$1,000.00	842.00	8.29	1.80%
Hypothetical (5% return before expenses)	$1,000.00	1,016.00	9.07	1.80%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by number of days in the fiscal year.

**	Annualized.

The Bjurman, Barry Funds
Renewal of Investment Advisory Agreement (Unaudited)
In November 2007, the Trust’s Board of Trustees approved renewal of the Trust’s Investment Advisory Agreement with Bjurman, Barry & Associates (the “Adviser”) for an additional one-year term. The Board approved the Agreement following the recommendation of its Nominating, Governance and Contracts Committee, which is comprised of all of the Trust’s independent Trustees. The information, material facts and conclusions that formed the basis of the Committee’s recommendation and the Board’s subsequent approval are described below.
INFORMATION REVIEWED
During the course of each year, the Trustees review a wide variety of materials relating to the services provided by the Adviser, including reports on the Funds’ investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by the Adviser to the Funds. In addition, the Committee requested and reviewed extensive supplementary information in connection with its annual consideration of renewal of the Agreement. In that connection, the Committee received assistance and advice regarding legal and industry standards from independent counsel to the Independent Trustees. The Committee discussed renewal of the Agreement with representatives of the Adviser and in private sessions at which no representatives of the Adviser were present. In deciding to recommend renewal of the Agreement, the Committee did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Committee and the Board.
NATURE, EXTENT AND QUALITY OF SERVICES
In considering the nature, extent and quality of the services provided by the Adviser, the Trustees reviewed the organizational structure of the Adviser; the depth and quality of the Adviser’s investment management process; the commitment of the Adviser to the interests of the Funds’ shareholders; the experience, capability and integrity of its senior management and staff; the investment philosophy and decision-making process of its portfolio management personnel; the Adviser’s efforts to keep the Trustees informed of relevant developments and its responsiveness to questions raised by the Trustees; the overall financial strength of the Adviser; and the Adviser’s policies, systems and procedures in place to ensure compliance with applicable laws and regulations.
INVESTMENT RESULTS
The Trustees compared the performance of each of the Funds to benchmark indices and peer group of other funds with similar investment objectives and strategies (the “Peer Groups”) over various performance periods. They noted that the Micro Cap Growth Fund’s investment results had been below the averages for its Peer Group for the one- and three-year periods ended June 30, 2007, but had been in the top quartiles of the Peer Group for the five- and ten-year periods ended on that date and exceeded the benchmark Russell Micro Cap Growth Index for the three- and five-year periods (even though the Index did not reflect any operating expenses).
The Trustees noted that the Mid Cap Growth Fund’s investment results had been below the average of its Peer Group for the one- and five-year periods ended June 30, 2007, had been slightly above the average for the three-year period ended on that date, and had been equal to or exceeded the benchmark Russell Mid Cap Growth Index for the one- and three-year periods ended September 30, 2007 (even though the Index did not reflect any operating expenses).
The Trustees noted that the Small Cap Growth Fund’s investment results had been below the average of its Peer Group for the one-, three- and five-year periods ended June 30, 2007, but that for the three-month and one-year periods ended September 30 the Fund’s investment results had significantly exceeded the benchmark Russell 2000 Growth Index (even though the Index did not reflect any operating expenses). They also considered that the Small Cap Fund had a limited operating history, and that during the past year primary responsibility on the Adviser’s staff for managed the Fund’s portfolio had been reassigned and the upper market capitalization range of its permitted investments had been increased.

The Bjurman, Barry Funds
Renewal of Investment Advisory Agreement (Unaudited)(Continued)
ADVISORY FEES AND TOTAL EXPENSES
The Trustees reviewed the advisory fees and total expense paid by the Funds, a sample of advisory fees and total expenses paid by their respective Peer Groups, and the advisory fees paid by the Adviser’s private institutional accounts and by other mutual funds to which the Adviser provided sub-advisory services. They noted that the advisory fees and total expenses for the Micro Cap Growth Fund were at the median for the Fund’s Peer Group. They further noted that although the fees and expenses of the Mid Cap Growth Fund and Small Cap Growth Fund exceeded the medians of their respective Peer Groups, the total assets of these Funds were relatively small (less than $7 million for the Mid Cap Growth Fund and approximately $15 million for the Small Cap Growth Fund), and the expenses of the Funds were being subsidized by the Adviser.
The Trustees concluded it was not desirable to institute breakpoints in the Funds’ advisory fee structures at this time in view of the relatively small sizes of the Mid Cap and Small Cap Growth Funds, the decline in assets of the Micro-Cap Growth Fund, and the general lack of such fee structures in the Funds’ Peer Groups. Finally, they concluded that the lower advisory fees paid by institutional and sub-advisory clients of the Adviser appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Funds.
PROFITABILITY AND ANCILLARY BENEFITS
The Trustees concluded that the profits realized by the Adviser with respect to the Funds appeared to be reasonable, and noted that the Adviser continued to support payments for services to the Funds’ shareholders by third parties above payments made by the Funds and continued to provide significant administrative and compliance services and expense subsidies to the Funds. They noted that although management of the Funds had resulted in some additional publicity for the Adviser, the Adviser did not appear to be receiving significant ancillary benefits from its management of the Funds other than enhanced access to research and other soft-dollar services.
CONCLUSION
Based on their review, including their consideration of each of the factors referred to above, the Committee and the Board concluded that the Agreement continues to be fair and reasonable to the Funds and their shareholders, that the Funds and their shareholders continue to receive reasonable value in return for the advisory fees paid to the Adviser by each Fund, that each of the factors discussed above supported renewal of the Agreement, and that continuation of the Agreement was in the best interests of the Funds and their respective shareholders.

The Bjurman, Barry Funds
Management of the Trust (Unaudited)
Listed below is basic information regarding the Trustees and Officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1.800.227.7264.

	Current Position(s) with		Number of Portfolios
	Trust, Term of Office and	Principal Occupation(s)	in Fund Complex	Other Directorships Held by Director
Name/Address/Age	Length of Time Served	During Last 5 yrs	Overseen by Trustee	Outside the Complex

INTERESTED TRUSTEES:

G. Andrew Bjurman Bjurman, Barry & Associates 2049 Century Park East, Suite 2505 Los Angeles, CA 90067 Age: 59	Co-President; Trustee (March 1997-Present)	President, Chief Executive Officer, Bjurman, Barry & Associates (1978-Present)	3	N/A

O. Thomas Barry III Bjurman, Barry & Associates, 2049 Century Park East, Suite 2505 Los Angeles, CA 90067 Age: 63	Co-President; Trustee (March 1997-Present); Valuation Committee Member (March 2002-Present)	Senior Executive Vice President, Chief Investment Officer, Bjurman, Barry & Associates (1985-Present)	3	N/A

INDEPENDENT TRUSTEES*:

Dann V. Angeloff 2049 Century Park East, Suite 2505 Los Angeles, CA 90067 Age: 72	Trustee (April 2004-Present)	President, The Angeloff Company (1976-Present)	3	Director of Nicholas/ Applegate Fund, Inc.; Director of Public Storage, Inc.; Director of Retirement Capital Group, Inc.; Director of SoftBrands, Inc.; and Director of Electronic Recyclers International

Michael D. LeRoy 2049 Century Park East, Suite 2505 Los Angeles, CA 90067 Age: 60	Trustee (November 2004-Present)	President, Crown Capital Advisers LLC (1999-Present)	3	Director of Brown International Corporation; and Director of Wedbush Bank

Joseph E. Maiolo 2049 Century Park East, Suite 2505 Los Angeles, CA 90067 Age: 70	Trustee (March 1997-Present)	Principal, INCO Commercial Brokerage (1995-Present)	3	N/A

William L. Wallace 2049 Century Park East, Suite 2505 Los Angeles, CA 90067 Age: 60	Trustee (March 1997-Present)	Vice President, Wallace Properties (1990-Present)	3	N/A

*   All Independent Trustees are members of the Audit Committee, and the Nominating Governance and Contracts Committee. Mr. Angeloff serves as the Chairman of the Audit Committee. Mr. Wallace serves as the Chairman of the Nominating Governance and Contracts Committee, and both he and Mr. Maiolo are members of the Valuation Committee.

OFFICERS OF THE TRUST:

M. David Cottrell Bjurman, Barry & Associates, 2049 Century Park East, Suite 2505 Los Angeles, CA 90067 Age: 51	Treasurer; Chief Financial Officer (2003-Present)	President, Cottrell & Associates (2001-Present)	N/A	N/A

Kathy Pommet Bjurman Barry & Associates 2049 Century Park East, Suite 2505 Los Angeles, CA 90067 Age: 42	Chief Compliance Officer (2004-Present)	Chief Compliance Officer, Bjurman, Barry & Associates (2001-Present)	N/A	N/A

Gary A. Ashjian Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, Ohio 43219 Age: 48	Secretary (May 2007-Present)	Asst. VP. Citi Fund Services, Inc. (11/06 - Present); Senior Legal Product Manager, Pioneer Investments (6/04 — 11/06); Putnam Investments, Legal Product Manager (9/93 - 6/04)	N/A	N/A

Aaron Masek Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, Ohio 43219 Age: 34	Asst. Treasurer (2005-Present)	Vice President of Fund Administration, Citi Fund Services, Inc. (formerly called BISYS Fund Services, Inc. (1997-Present)	N/A	N/A

Item 2. Code of Ethics.
  (a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
  (b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Michael D. LeRoy, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.

	2008	2007
	Current Year	Previous Year
Audit Fees	$75,800	$72,000
Audit-Related Fees	$0	$0
Tax Fees	$10,080	$9,600
All Other Fees	$0	$0
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Bjurman, Barry Funds

By (Signature and Title)*	/s/ G. Andrew Bjurman
G. Andrew Bjurman, Co-President
Date June 6, 2008

(Registrant)	The Bjurman, Barry Funds

By (Signature and Title)*	/s/ O. Thomas Barry III
O. Thomas Barry III, Co-President
Date June 6, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ G. Andrew Bjurman
G. Andrew Bjurman, Co-President
Date June 6, 2008

By (Signature and Title)*	/s/ M. David Cottrell
M. David Cottrell, Treasurer and CFO
Date June 6, 2008